                                                                 EXHIBIT 4.8

                       PIONEER AMERICAS ACQUISITION CORP.
                        $200,000,000 AGGREGATE PRINCIPAL
                            AMOUNT OF 9 1/4% SENIOR
                             SECURED NOTES DUE 2007

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT


              This Registration Rights Agreement (the "Agreement") is dated as of June 17, 1997, by and among Pioneer Americas Acquisition Corp., a Delaware corporation (the "Company"), the companies listed on Schedule 1 hereto (collectively, the "Subsidiary Guarantors" and together with the Company, the "Registrants") and Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Brothers Inc (the "Initial Purchasers").

              This Agreement is entered into in connection with the Purchase Agreement, dated June 11, 1997, among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "Purchase Agreement") relating to the sale by the Company to the Initial Purchasers of $200,000,000 aggregate principal amount of the Company's 9 1/4% Senior Secured Notes due 2007 (the "Series A Notes") and the guarantees thereon of the Subsidiary Guarantors (the "Guarantees" and together with the Series A Notes, the "Securities"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Subsidiary Guarantors have agreed to provide the registration rights set forth in this Agreement for the equal benefit of the Initial Purchasers and their respective direct and indirect transferees. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Securities under the Purchase Agreement.

       The parties hereby agree as follows:

1.     Definitions

              As used in this Agreement, the following terms shall have the following meanings:

              Advice:  See Section 5.
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              Affiliate:  An "affiliate" as defined in Rule 405 under the
Securities Act (as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission).

              Applicable Period:  See Section 2.

              Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or The New York Stock Exchange are authorized or obligated by law or executive order to close.

              Closing Date:  The Closing Date as defined in the Purchase
Agreement.

              Commission:  The Securities and Exchange Commission.

              Company:  See the introductory paragraph to this Agreement.

              Depositary: The Depository Trust Company, or any other depositary appointed by the Company, provided that such depositary must have an address in the Borough of Manhattan, The City of New York.

              Effectiveness Date:  The 150th day after the Closing Date.

              Effectiveness Period:  See Section 3.

              Exchange Act:  The Securities Exchange Act of 1934, as amended.

              Exchange Offer:  See Section 2.

              Exchange Offer Registration Statement:  See Section 2.

              Exchange Securities:  See Section 2.

              Filing Date:  The 30th day after the Closing Date.

              Holder:  Any holder of Registrable Securities.





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              Indenture:  The Indenture, dated as of June 17, 1997 among the
Company, the Subsidiary Guarantors and United States Trust Company of New York, as trustee, pursuant to which the Securities are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

              Initial Purchasers: See the introductory paragraph to this Agreement.

              Initial Shelf Registration:  See Section 3.

              Majority: At least a majority of the then Outstanding (within the meaning of the Indenture) aggregate principal amount of the securities described.

              Managing Underwriters: The investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

              Liquidated Damages:  See Section 4.

              NASD:  National Association of Securities Dealers, Inc.

              Participating Broker-Dealer:  See Section 2.

              Person: An individual, trustee, corporation, partnership, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

              Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act (as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission)), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.





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              Registrable Securities:  The Securities upon original issuance thereof and at all times subsequent thereto, until (i) a Registration Statement covering such Securities or the Exchange Securities to be exchanged for such Securities (and in the case of any Resale Securities, any resale thereof) has been declared effective by the Commission and such Securities have been disposed of or exchanged (or, in the case where such Registration Statement covers the resale of Resale Securities, such Securities have been exchanged and the Resale Securities received therefor have been resold), as the case may be, in accordance with such effective Registration Statement, (ii) such Securities are sold in compliance with Rule 144, (iii) any such Securities shall have been otherwise transferred and new certificate(s) evidencing such Securities not bearing any legend restricting further transfer shall have been delivered by or on behalf of the Company and such Securities shall be tradable by each Holder thereof without restriction under the Securities Act or the Exchange Act and without material restriction under the applicable state securities or "Blue Sky" laws or (iv) any such Securities cease to be outstanding.

              Registrants:  See the introductory paragraph to this Agreement.

              Registration Default:  See Section 4.

              Registration Statement: Any registration statement of the Registrants, including, but not limited to, the Exchange Offer Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus contained therein, amendments and supplements to such registration statement, including post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

              Resale Securities: Any Exchange Securities received by a Restricted Person pursuant to the Exchange Offer, and at all times subsequent thereto, until such Exchange Securities have been resold by such Restricted Person.

              Restricted Person:  (i) Any Affiliate of any of the Registrants,
(ii) the Initial Purchasers or (iii) any Affiliate of the Initial Purchasers (other than Affiliates of the Initial Purchasers that (x) are acquiring the Exchange Securities in the





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ordinary course of business and do not have an arrangement with any Person to distribute the Exchange Securities and (y) may trade such Exchange Securities without restriction under the Securities Act).

              Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission.

              Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

              Rule 158: Rule 158 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

              Rule 415: Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

              Securities:  See the introductory paragraphs to this Agreement.

              Securities Act:  The Securities Act of 1933, as amended.

              Series A Notes: See the introductory paragraphs to this Agreement.

              Series B Notes:  See Section 2.

              Shelf Filing Date: The 30th day after the date the Shelf Notice is delivered.

              Shelf Notice:  See Section 2.

              Shelf Registration:  See Section 3.

              Staff:  See Section 2.

              Subsidiary Guarantors: See the introductory paragraph to this Agreement.





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              Subsequent Shelf Registration:  See Section 3.

              Trust Indenture Act: The Trust Indenture Act of 1939, as amended.

              Trustee: The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Securities.

              Underwritten registration or underwritten offering: A registration in which securities of the Registrants are sold to one or more underwriters for reoffering to the public.

2.     Exchange Offer; Shelf Notice

              (a) The Company and the Subsidiary Guarantors agree to use their best efforts, to file with the Commission as soon as practicable after the Closing Date, but in no event later than the Filing Date, a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer by the Registrants (the "Exchange Offer") to the Holders of Registrable Securities to issue and deliver to such Holders, in exchange for the Registrable Securities, a corresponding principal amount of debt securities of the Company (the "Series B Notes"), guaranteed by the Subsidiary Guarantors (the Series B Notes together with such guarantees, the "Exchange Securities"), which are substantially identical to the Series A Notes and the Guarantees (except that the Exchange Securities shall have been registered pursuant to an effective Registration Statement under the Securities Act), and are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the Trust Indenture Act, and which, in either case, has been qualified under the Trust Indenture Act).

              The Company and the Subsidiary Guarantors agree to use their best efforts to (x) cause the Exchange Offer Registration Statement to become effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for acceptance for at least 20 Business Days (or longer if required by applicable law) after the date that notice of the





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Exchange Offer is mailed to Holders and to conduct the Exchange Offer in accordance with such procedures as may be required by applicable provisions of the Exchange Act, including, without limitation, the requirements of Rule 13e-4 (other than the filing requirements of such Rule) and Regulation 14E under the Exchange Act (in each case, as such Rule or Regulation may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission); and (z) consummate the Exchange Offer on or prior to the 30th Business Day following the date the Exchange Offer Registration Statement is declared effective; it being the objective of such Exchange Offer to enable each Holder of Registrable Securities so electing to exchange its Registrable Securities for Exchange Securities (assuming that such Holder is not an Affiliate of the Company or any Subsidiary Guarantor, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in a public distribution of the Exchange Securities within the meaning of the Securities Act) and to trade in such Exchange Securities from and after their receipt without any limitations or restrictions on transfer under the Securities Act or the Exchange Act and without restrictions on transfer under the securities or Blue Sky laws of a substantial portion of the several states of the United States.

              The Initial Purchasers acknowledge and agree that the foregoing statement of the objective of the Exchange Offer is based upon existing interpretations of the staff of the Commission's Division of Corporation Finance (the "Staff"), which interpretations are subject to change without notice. Each Holder who participates in the Exchange Offer will be required to represent to the Registrants that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities, and that such Holder is not an Affiliate of any of the Registrants (within the meaning of the Securities Act). The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to (i) Resale





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Securities and (ii) Exchange Securities held by Participating Broker-Dealers, to the extent set forth in Section 2(b), and the Registrants shall have no further obligation to register Registrable Securities (other than Resale Securities) pursuant to Section 3.

              (b) The Registrants shall include within each Prospectus distributed to any Holders of Registrable Securities contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff with respect to the potential "underwriter" status of any broker-dealer that holds Registrable Securities acquired for its own account as a result of market-making or other trading activities and will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the Staff or such positions or policies, in the reasonable judgment of the Initial Purchasers, represent the prevailing views of the Staff, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, which prospectus delivery requirement may be satisfied by the delivery of the final Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also state that the delivery by a Participating Broker-Dealer of the final Prospectus relating to the Exchange Offer in connection with resales of Exchange Securities shall not be deemed to be an admission by such Participating Broker-Dealer that it is an "underwriter" within the meaning of the Securities Act, and shall contain all other information with respect to resales of the Exchange Securities by Participating Broker-Dealers that the Commission may require in connection therewith, but such "Plan of Distribution" shall not name any such Participating Broker-Dealer or disclose the principal amount of Exchange Securities held by any such Participating Broker-Dealer, except to the extent required by the Staff. Such "Plan of Distribution" section shall also state that the Registrants agree to allow the use of each





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Prospectus distributed to any Holders of Registrable Securities by all persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, to the extent set forth in the next paragraph.

              The Company and the Subsidiary Guarantors shall use their best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein as required by Section 5 hereof, to ensure that it is available for delivery by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities, provided that such period shall not exceed 180 days (or such longer period if extended pursuant to the last paragraph of Section 5) (the "Applicable Period").

              In connection with the Exchange Offer, the Company shall:

              (i) mail or otherwise deliver to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

              (ii)  utilize the services of the Depositary for the Exchange
       Offer;

              (iii) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities or a portion thereof exchanged;

              (iv) notify each Holder that any Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and





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              (v) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

              As soon as practicable after the close of the Exchange Offer, the Company shall:

              (A) accept for exchange all Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer;

              (B) deliver to the Trustee for cancellation all Securities or portions thereof so accepted for exchange; and

              (C) issue, and cause the Trustee to authenticate and deliver promptly to each Holder of Securities, Exchange Securities or Resale Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

              The Exchange Securities may be issued under (i) the Indenture or
(ii) an indenture substantially identical to the Indenture, in either case with such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the Trust Indenture Act, which furthermore will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that the Series B Notes and the Series A Notes will vote and consent together on all matters as one class and that neither the Series B Notes nor the Series A Notes will have the right to vote or consent as a separate class on any matter.

              (c) If (1) prior to the consummation of the Exchange Offer, the Company reasonably determines in good faith that (i) the Exchange Securities would not, upon receipt, be tradeable by the Holders of the Registrable Securities which are not Affiliates of any of the Registrants without restriction under the Securities Act and without restrictions under applicable state securities or Blue Sky laws or (ii) after conferring with counsel, the Commission is unlikely to permit the consummation of the Exchange Offer prior to the 30th Business Day following the Effectiveness Date, (2) either of the Initial Purchasers advises the Company that it continues to hold any portion of the Registrable Securities purchased by it pursuant to the Purchase Agreement and requests that a Shelf Registration be filed with respect to such Registrable Securities, (3) the Exchange Offer is





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commenced and not consummated within 30 Business Days after the Effectiveness
Date for any reason or (4) any Holder of Securities determines that it is not eligible to participate in the Exchange Offer or does not receive Exchange Securities in the Exchange Offer which are tradeable without restriction under the Securities Act and without restrictions under applicable state securities or Blue Sky laws (other than the prospectus delivery requirements of Participating Broker-Dealers) and so advises the Company within 10 Business Days following consummation of the Exchange Offer, then the Company shall promptly (and in any event within three Business Days) deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and shall file an Initial Shelf Registration pursuant to Section 3. Following the delivery of a Shelf Notice to the Holders of Registrable Securities (in the circumstances contemplated by clauses (1) and (3) of the preceding sentence), the Company and the Subsidiary Guarantors shall not have any further obligation to conduct the Exchange Offer under this Section 2.

              (d) In the event that the Company reasonably determines in good faith and after conferring with counsel that (i) (A) the Exchange Securities would not, upon consummation of any resale thereof by a Restricted Person to any Person other than another Restricted Person, be tradeable by each Holder thereof without restriction under the Securities Act and the Exchange Act and without restriction under applicable state securities or Blue Sky laws, or (B) the Commission is unlikely to permit the Registration Statement covering the Exchange Offer to become effective prior to the Effectiveness Date solely because such Registration Statement covers resales of the Exchange Securities by Restricted Persons, then the Company shall promptly deliver a Shelf Notice to the Restricted Persons who are Holders of Registrable Securities, and the Registrants shall thereafter file an Initial Shelf Registration pursuant to, and otherwise comply with, the provisions of Section 3; provided that, if a Shelf Notice is not then otherwise required to be delivered pursuant to Section 2(c), such Initial Shelf Registration shall only cover resales of Registrable Securities by Restricted Persons. Following the delivery of a Shelf Notice in accordance with this Section 2(d) and compliance with the provisions of Section 3, the Registrants shall not have any further obligation under this Section 2 with respect to the filing of an offer to exchange the Registrable Securities held by the Restricted Persons (including, without limitation, any obligation to provide that a Registration Statement filed pursuant to Section 2(a)





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cover resales of Exchange Securities by Restricted Persons); provided that, the provisions of this Section 2 shall otherwise remain in full force and effect with respect to Registrable Securities held by any Person other than a Restricted Person.

3.     Shelf Registration

              If a Shelf Notice is delivered as contemplated by Section 2(c) or 2(d), then:

              (a) Initial Shelf Registration. The Company and the Subsidiary Guarantors shall as promptly as practicable after delivery of such Shelf Notice prepare and file with the Commission a Registration Statement, on an appropriate form under the Securities Act, for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (or, if a Shelf Notice is delivered solely pursuant to Section 2(d), all of the Registrable Securities held by Restricted Persons) (the "Initial Shelf Registration"). If the Company and the Subsidiary Guarantors shall have not yet filed the Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall use their best efforts to file with the Commission the Initial Shelf Registration on or prior to the Filing Date. Otherwise, the Company and the Subsidiary Guarantors shall use their best efforts to file with the Commission the Initial Shelf Registration on or prior to the Shelf Filing Date. The Company and the Subsidiary Guarantors shall not permit any securities other than the Registrable Securities to be included in the Initial Shelf Registration or any Subsequent Shelf Registration. No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 15 Business Days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the Staff to be included in such Shelf Registration or Prospectus included therein, reasonably request for inclusion in any Shelf Registration or Prospectus included therein. No Holder of Registrable Securities that are to be included in a Shelf Registration Statement shall be entitled to Liquidated Damages pursuant to Section 4 unless and until such Holder shall have provided all such reasonably requested information. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information to be disclosed





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in the applicable Shelf Registration or Prospectus included therein in order to make the information previously furnished to the Company by such Holder not materially misleading. The Company and the Subsidiary Guarantors shall use their best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the 150th day following delivery of the Shelf Notice and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the effective date thereof (subject to extension pursuant to the last paragraph of Section 5) (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration, (ii) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act or (iii) all Registrable Securities may be sold pursuant to subsection (k) of Rule 144; provided that the Registrants shall not be required to keep such Initial Shelf Registration effective where the only Registrable Securities which have not been sold pursuant to the Initial Shelf Registration are Registrable Securities held by Holders who would not have been able to trigger the Registrants' Initial Shelf Registration filing obligations pursuant to
Section 2(c)(2), (3) or (4) hereof.

              (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than in accordance with subparagraph (a)), the Company and the Subsidiary Guarantors shall use their best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 15 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Registration Statement pursuant to Rule 415 covering all of the Registrable Securities covered by such suspended Shelf Registration (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company and the Subsidiary Guarantors shall use their best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any





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Subsequent Shelf Registration was previously continuously effective.  As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

              (c) Supplements and Amendments. The Registrants shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if otherwise required by the Securities Act, or if requested by the Holders of a Majority of the Registrable Securities covered by such Registration Statement or by the Managing Underwriters of such Registrable Securities if such Registrable Securities are being sold in connection with an underwritten offering (except to the extent any supplement or amendment shall, in the reasonable judgment of counsel to the Registrants, make the statements therein misleading), and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

              (d) Selection of Underwriters. If at any time or from time to time any of the Holders of the Registrable Securities included in any Shelf Registration Statement desire to sell Registrable Securities in an underwritten offering, Managing Underwriters shall be selected by the Holders of a Majority of all Registrable Securities included in such offering.

              (e) Amendment of Indenture. On or prior to the filing of the Initial Shelf Registration, the Registrants and the Trustee shall amend or supplement the Indenture or enter into an indenture substantially identical to the Indenture, in either case, such document to be in form and substance reasonably satisfactory to the Trustee, to provide for the Trustee to add to the covenants therein and to provide additional indemnity to the Trustee and such other terms as the Trustee and the Company may deem necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the Trust Indenture Act, which amendment or supplement to the Indenture or other indenture shall automatically become effective upon the effectiveness of the Initial Shelf Registration.





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
4.     Liquidated Damages

              (a) The Registrants and the Initial Purchasers agree that the Holders of Registrable Securities will suffer damages if the Company and the Subsidiary Guarantors fail to fulfill their obligations under Section 2 or
Section 3. Accordingly, the Company and the Subsidiary Guarantors jointly and severally agree to pay liquidated damages ("Liquidated Damages") on the Registrable Securities subject to a Registration Default (as defined below) under the circumstances and to the extent set forth below:

              (i) if the Exchange Offer Registration Statement has not been filed on or prior to the Filing Date;

             (ii) if the Exchange Offer Registration Statement has not been declared effective on or prior to the Effectiveness Date;

            (iii) if the Exchange Offer has not been consummated on or prior to the 30th Business Day following the date the Exchange Offer Registration Statement is declared effective;

             (iv) if the Initial Shelf Registration has not been filed on or prior to the Shelf Filing Date or declared effective within 150 days following the delivery of the Shelf Notice, as the case may be; or

              (v) if (A) the Exchange Offer Registration Statement has been declared effective but ceases to be effective for a period of 15 consecutive days without being succeeded immediately by any additional Registration Statement filed with the Commission and declared effective at any time prior to the time that the Exchange Offer is consummated or
       (B) the Initial Shelf Registration or any Subsequent Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period for a period of 15 consecutive days without being succeeded immediately by any additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (v), a "Registration Default"), then the Company and the Subsidiary Guarantors shall pay Liquidated Damages to each applicable Holder of Registrable Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default in an





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amount equal to $.05 per week per $1,000 principal amount of Registrable
Securities held by such Holder. The amount of Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount of Registrable Securities at the beginning of each subsequent 90-day period, up to a maximum amount of $.50 per week per $1,000 principal amount of Registrable Securities. Notwithstanding anything to the contrary set forth herein, (1) upon the filing of the Exchange Offer Registration Statement (in the case of (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement (in the case of (ii) above), (3) upon the consummation of the Exchange Offer (in the case of (iii) above), (4) upon the filing of the Initial Shelf Registration or upon the effectiveness of a Shelf Registration, as applicable (in the case of (iv) above), or (5) upon the effectiveness of the Exchange Offer Registration Statement which had ceased to remain effective (in the case of (v)(A) above), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of (v)(B) above), the accrual of Liquidated Damages payable with respect to the applicable Registrable Securities shall cease.

              Notwithstanding the foregoing, the Registrants shall not be required to pay such Liquidated Damages with respect to Registrable Securities held by a Holder if the applicable Registration Default arises from the failure of the Registrants to file, or cause to become effective, a Shelf Registration Statement within the time periods specified in this Section 4 by reason of the failure of such Holder to provide such information as (i) the Company may reasonably request, with reasonable prior written notice, for use in the Shelf Registration Statement or any Prospectus included therein to the extent the Company reasonably determines that such information is required to be included therein by applicable law, (ii) the NASD or the Commission may request in connection with such Shelf Registration Statement or (iii) is required to comply with the agreements of such Holder contained in the penultimate paragraph of Section 5 to the extent compliance thereof is necessary for the Shelf Registration Statement to be declared effective.

              (b) The Company shall notify the Trustee in writing within three Business Days after each and every date on which a Registration Default commences. Liquidated Damages shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders thereof, on or before the next semi-annual interest payment date following a Registration Default, immediately available funds in sums sufficient to pay the Liquidated Damages then due to Holders of Registrable Securities. The Liquidated Damages due shall be payable on each interest payment date to the record Holder of Registrable Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Liquidated Damages as a result of the occurrence of a Registration Default shall be deemed to accrue from and including the date of such Registration Default to but excluding the date such Registration Default is no longer continuing.

5.     Registration Procedures

              In connection with the registration of any Registrable Securities or Exchange Securities pursuant to Section 2 or 3, the Company and the Subsidiary Guarantors shall use their best efforts to effect such registrations to permit the sale of such Registrable Securities or Exchange Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company and the Subsidiary Guarantors shall:

              (a) Prepare and file with the Commission, as soon as practicable after the Closing Date but in any event prior to the Filing Date (in the case of an Exchange Offer Registration Statement) or the Shelf Filing Date (in the case of a Shelf Registration), a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein, provided that, if (1) such filing is pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities covered by such Registration Statement (the "Selling Holders"), and each such Participating Broker-Dealer, as the case may be, one special counsel for the Selling Holders or Participating Broker-Dealers, as the case may be (the "Holders Counsel") and the Managing Underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 10 Business Days prior to such filing) and use their best efforts to reflect in each such document, when filed with the Commission, such comments as the Holders of a Majority of the Registrable Securities covered by such Registration Statement, or such Participating Broker-Dealers, as the case may be, the Holders Counsel, or the Managing Underwriters, if any, may reasonably propose. The Registrants shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Holders of a Majority of the Registrable Securities covered by such Registration Statement, or such Participating Broker-Dealers, as the case may be, the Holders Counsel, or the Managing Underwriters, if any, shall reasonably object.

              (b) Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act (as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission); and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus.

              The Company and the Subsidiary Guarantors shall be deemed not to have used their best efforts to cause a Registration Statement to become effective or to keep a Registration Statement effective during the Applicable Period if any of them voluntarily takes any action that would result in Selling Holders seeking to sell Registrable Securities covered thereby or Participating Broker-Dealers seeking to sell Exchange Securities not being able to sell such Registrable Securities or such Exchange Securities during that period unless such action is required by applicable law.

              (c) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, notify the Selling Holders, or each Participating Broker-Dealer, as the case may be, the Holders Counsel and the Managing Underwriters, if any, promptly, and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference therein and exhibits thereto), (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus or the initiation of any proceedings for that purpose, (iii) of the receipt by any of the Company or any Subsidiary Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (iv) of the happening of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(v) of any request by the Commission or any state securities authority for amendments or supplements to the Registration Statement or Prospectus (including schedules and exhibits thereto).

              (d) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use their best efforts to obtain the prompt withdrawal of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer, for sale in any jurisdiction at the earliest possible time.

              (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the Managing Underwriters, if any, or the Holders of a Majority of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the Managing Underwriters, if any, or such Holders or counsel request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and
(iii) promptly supplement or make amendments to such Registration Statement (except in the case of (i), (ii) and (iii) to the extent any supplement or amendment shall, in the reasonable judgment of counsel to the Registrants, make the statements therein misleading).

              (f) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each of the Selling Holders and to each such Participating Broker-Dealer who so requests and to the Holders Counsel and each Managing Underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits thereto.

              (g) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each of the Selling Holders or each such Participating Broker-Dealer, as the case may be, their counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary Prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this
Section 5, each of the Company and the Subsidiary Guarantors hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to such Prospectus and any amendment or supplement thereto.

              (h) Prior to any public offering of Registrable Securities or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, to use their best efforts to register or qualify, and to cooperate with the Selling Holders or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any of the Selling Holders, Participating Broker-Dealers, or the Managing Underwriters, if any, request in writing as are necessary to permit the offer and sale of such Securities in such jurisdictions; and to use their best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective, provided that neither the Company nor any Subsidiary Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction.

              (i) Cooperate with the Trustee and, in the case of a Shelf Registration, the Selling Holders and the Managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Exchange Securities or Registrable Securities, as the case may be, to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with the Depositary; and enable such Exchange Securities or Registrable Securities to be in such denominations and registered in such names as the Holders of Registrable Securities or the Managing Underwriters, if any, may request.

              (j) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(iv) above, as promptly as practicable prepare and (subject to Section 5(a) above) file with the Commission, at the expense of the Company and the Subsidiary Guarantors, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (k) Use its best efforts to cause the Registrable Securities covered by a Registration Statement or the Exchange Securities, as the case may be, to continue to be rated by the rating agencies which initially rated the Series A Notes, during the period the Registration Statement is required to remain effective hereunder.

              (l) Not later than the effective date of the first Registration Statement relating to the Registrable Securities or the Exchange Securities, as the case may be, obtain a CUSIP number for the Registrable Securities.

              (m) If a Shelf Registration is filed pursuant to Section 3 with respect to an underwritten offering, enter into such agreements (including an underwriting agreement, if requested) and take all other actions in order to expedite or facilitate the registration or disposition of such Registrable Securities and in connection therewith, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, with respect to the business of the Company and its subsidiaries (including without limitation the Subsidiary Guarantors) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and the Subsidiary Guarantors and updates thereof in form and substance reasonably satisfactory to the Managing Underwriters, addressed to each selling Holder of such Registrable Securities and the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the Managing Underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any parent or subsidiary of the Company (including without limitation the Subsidiary Guarantors) or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of such Registrable Securities and the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by underwriters; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 (or such other provisions and procedures acceptable to Holders of a Majority of Registrable Securities covered by such Registration Statement and the Managing Underwriters or agents) with respect to all parties to be indemnified pursuant to said Section 7; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a Majority of all of the Registrable Securities being sold and the Managing Underwriters, if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Registrants. The foregoing actions set forth in this Section 5(m) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement, as and to the extent required thereunder.

              (n) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make available for inspection by any Selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any of such Selling Holders or such Participating Broker-Dealers, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during business hours, all financial and other records, pertinent corporate documents and properties of the issuers and their respective subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such due diligence responsibilities. Records which the Company or any Subsidiary Guarantor determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary, in the reasonable judgment of counsel to each Selling Holder and each such Participating Broker-Dealer, to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
(iii) the information in such Records has been made generally available to the public, other than by such Selling Holders and Participating Broker-Dealers. Each of the Selling Holders and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each of the

Selling Holders and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records may be required pursuant to clauses (i) or (ii) above, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential.

              (o) Provide an indenture trustee for the Registrable Securities or the Exchange Securities, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a), as the case may be, to be qualified under the Trust Indenture Act not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the Trustee under any such indenture and the Holders of the Registrable Securities, to effect such changes to such indenture as may be (i) necessary or desirable to provide for the Trustee to add to the covenants, and to provide additional indemnity to the Trustee, and (ii) necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the Trust Indenture Act; and execute, and use its best efforts to cause the Trustee to execute, all documents, including the Intercreditor Agreement, as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable such indenture to be so qualified in a timely manner.

              (p) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods. The Company may, at its option, satisfy such requirement by complying with Rule 158.

              (q) If an Exchange Offer is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the issuers) in exchange for the Exchange Securities, the Company shall mark, or cause to be marked, on such Registrable Securities that such Registrable Securities are being canceled in exchange for the Exchange Securities; in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

              (r) In the case of a Shelf Registration, a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or Prospectus after the initial filing of a Shelf Registration, provide a reasonable number of copies of such document to the Initial Purchasers on behalf of the Holders of Registrable Securities covered thereby, and make available such of the representatives of the Company and the Subsidiary Guarantors as shall be reasonably requested by such Holders or the Initial Purchasers on behalf of such Holders for discussion of such document.

              (s) Cooperate with each Holder of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

              (t) Use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, as the Company may, from time to time, reasonably request in writing, including, without limitation, a written representation to the Registrants (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement or Shelf Registration, as applicable) stating that (A) it is not an Affiliate of any of the Registrants, (B) the amount of Registrable Securities held by such Holder prior to the Exchange Offer, (C) the amount of Registrable Securities owned by such Holder to be exchanged in the Exchange Offer and representing that such Holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued and (D) it is acquiring the Exchange Securities in its ordinary course of business. The Company may exclude from such registration the Registrable Securities of any seller or Participating Broker-Dealer who fails to furnish such information within a reasonable time after receiving such request.

              No Holder may participate in any registration in which Securities or Exchange Securities are sold to an underwriter for reoffering to the public unless such Holder completes and executes all reasonable questionnaires, powers of attorneys, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of the applicable underwriting arrangements.


          Each Holder of Registrable Securities and each Participating Broker-Dealer agrees by acquisition of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv), or 5(c)(v), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement or Exchange Securities to be sold by such Participating

Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(j) or (y) the Advice.

6.     Registration Expenses

              The Registrants shall jointly and severally bear all expenses incurred in connection with the performance of their respective obligations under Sections 2, 3 and 5 and in the event of a Shelf Registration Statement, shall bear or reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a Majority of the Registrable Securities to act as counsel for all Holders of the Registrable Securities in connection therewith; provided, however, that in an underwritten offering, the Company shall not be responsible for any fees and expenses of any underwriter including any underwriting discounts and commissions or any legal fees and expenses of counsel to the underwriters (except for the reasonable fees and disbursements of counsel in connection with state securities or Blue Sky qualification of any of the Registrable Securities or the Exchange Securities).

7.     Indemnification

              (a) The Company and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder (including each of the Initial Purchasers, if such Initial Purchaser holds Registrable Securities, including Resale Securities, for its own account) and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), or any preliminary Prospectus or Prospectus relating to any Registration Statement (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities, judgments, actions or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any Holder furnished in writing to the Company and the Subsidiary Guarantors by such Holder expressly for use therein, provided, however, that the indemnity obligations arising under this Section 7(a) with respect to a specific untrue statement or omission or alleged untrue statement or omission of a material fact in any preliminary Prospectus shall not inure to the benefit of a Holder or its related Indemnified Persons if the person asserting any losses, claims, damages, liabilities, judgments, actions and expenses with respect to such untrue statement or omission purchased the Securities from such Holder and if it is established in the related proceeding that a copy (provided, that the Registrants have furnished to such Holder as many copies of a final Prospectus and any amendments or supplements thereto as such Holder has reasonably requested) of the final Prospectus was not sent or given by or on behalf of such Holder to such person at or prior to the written confirmation of the sale of the Securities to such person if required by applicable law, and if the final Prospectus would have cured the untrue statement or omission giving rise to such losses, claims, damages, liabilities, judgments, actions and expenses provided, further, that the Company and the Subsidiary Guarantors shall not be relieved thereby of their indemnity obligation with respect to any other untrue statement or omission or alleged untrue statement or omission of a material fact. The Company and the Subsidiary Guarantors shall notify the Initial Purchasers promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involve the Company or the Subsidiary Guarantors or an Indemnified Person.

              (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company or the Subsidiary Guarantors, such Indemnified Person shall promptly notify the Company and the Subsidiary Guarantors in writing (provided, that the failure to give such notice shall not relieve the Company or the Subsidiary Guarantors of its obligations pursuant to this Agreement unless the Company or the Subsidiary Guarantors were otherwise unaware of such obligations and only to the extent they were actually and materially prejudiced by such failure). In case any such action shall be brought against any Indemnified Person and it shall notify Pioneer, the Company and the Subsidiary Guarantors of the commencement thereof, Pioneer, the Company and the Subsidiary Guarantors shall be entitled to participate therein and, to the extent that any of Pioneer, the Company and the Subsidiary Guarantors shall wish, jointly with any of Pioneer, the Company or the Subsidiary Guarantors similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, and after notice from Pioneer, the Company and the Subsidiary Guarantors to such Indemnified Person of its election so to assume the defense thereof, Pioneer, the Company and the Subsidiary Guarantors shall not be liable to such Indemnified Person under such subsection for any legal or other expense subsequently incurred by such Indemnified Person in connection with the defense thereof other than reasonable costs of investigation. If, however, (i) the Indemnifying Person has authorized the employment of counsel for the Indemnified Person at the expense of Pioneer, the Company or the Subsidiary Guarantors, or (ii) an Indemnified Person shall have reasonably concluded that representation of such Indemnified Person and Pioneer, the Company and the Subsidiary Guarantors by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them and the Indemnified Person so notifies the Indemnifying Person, such Indemnified Person shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company and the Subsidiary Guarantors (regardless of whether it is ultimately determined that an Indemnified Person is not entitled to indemnification hereunder); provided, however, that such Indemnified Person undertakes to repay to the Company all such fees and expenses in the event of a determination by a court of competent jurisdiction which is no longer subject to appeal or further review that such Indemnified Person was not entitled to have such payment made. The Company and the Subsidiary Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more then one separate firm of attorneys (in addition to any local counsel) at any time for the Indemnified Persons, which firm shall be designated by the Holders of a Majority of the Series A Notes and the Series B Notes which are the subject of such action or proceeding. The Company and the Subsidiary Guarantors shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Company and the Subsidiary Guarantors agree to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an indemnifying party to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than twenty business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The Company and the Subsidiary Guarantors shall not, without the prior written consent of an Indemnified Person, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of such Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

              (c) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and the Subsidiary Guarantors, their directors and officers and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or the Subsidiary Guarantors, to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder to the Company and the Subsidiary Guarantors expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company, any Subsidiary Guarantor or their directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder, such Holder shall have the rights and duties given the Company and the Subsidiary Guarantors, and the Company, such Subsidiary Guarantor, such directors or officers or such controlling person shall have the rights and duties given to each Holder by the immediately preceding paragraph. In no event shall any Holder be liable or responsible for any amount in excess of the amount by which the total received by such Holder with respect to its sale of Registrable Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Registrable Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

              (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from their sale of Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the Company and the Subsidiary Guarantors, on the one hand, and the Indemnified Person, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or any Subsidiary Guarantor, on the one hand, and the Indemnified Person, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity set forth herein shall be in addition to any liability or obligation the Company and the Subsidiary Guarantors may otherwise have to any Indemnified Person.

              The Company, the Subsidiary Guarantors and each Holder agree that it would not be just and equitable if contribution to this Section 7(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Holder nor related Indemnified Persons shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Registrable Securities, exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of Registrable Securities held by each of them and not joint.

8.     Rules 144 and 144A

          The Registrants covenant that they will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner and, if at any time the Registrants are not required to file such reports, they will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A. The Registrants further covenant that they will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A.

9.     Underwritten Registrations

          If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a Majority of such Registrable Securities included in such offering; provided that such investment bankers or managers shall be reasonably acceptable to the Company.

          No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.    Miscellaneous

              (a) No Inconsistent Agreements. The Registrants have not, as of the date hereof, and the Registrants shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Registrants have not entered or will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back rights with respect to a Registration Statement.

              (b) Adjustments Affecting Registrable Securities. The Registrants shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

              (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Registrants have obtained the written consent of Holders of at least a Majority of the Registrable Securities; provided that no amendment, modification or supplement or waiver or consent to the departure from the provisions of Section 7 shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities, may be given by Holders of at least a Majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement, provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

              (d)    Notices.      All notices and other communications
(including without limitation any notices or other communications to the trustee under the applicable indenture) provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, next-day air courier or telecopier:

            (i) if to a Holder of Registrable Securities, at the most current address given by the Trustee to the Company; and

            (ii)  if to the Company or any Subsidiary Guarantor, at:

              Pioneer Americas Acquisition Corp.
              4200 NationsBank Center
              700 Louisiana Street
              Houston, Texas  770002
              Attn:  General Counsel

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited and the postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the trustee under the applicable indenture at the address specified in such indenture.

              (e)    Successors and Assigns.      This Agreement shall inure to
the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities; provided that, with respect to the indemnity and contribution agreements in Section 7, each Holder of Registrable Securities subsequent to the Initial Purchasers shall be bound by the terms thereof if (i) such Holder elects to include Registrable Securities in a Shelf Registration and (ii) such Holder is advised expressly by the Company of the provisions contained in Section 7 and that such Holder's election to include Registrable Securities in a Shelf Registration shall be deemed such Holder's agreement to be bound by such provisions.

              (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

              (g)    Headings.     The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (h)    Governing Law.        THIS AGREEMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

              (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

              (j)    Entire Agreement.     This Agreement, together with the
Purchase Agreement and the Indenture, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

              (k) Registrable Securities Held by the Registrants or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Registrants or their Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.


                            [signature pages follow]

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                           PIONEER AMERICAS ACQUISITION CORP.


                                           By: /s/ PHILIP J. ABLOVE
                                              --------------------------------
                                           Name:  Philip J. Ablove
                                           Title: Vice President


                                           PIONEER AMERICAS, INC.


                                           By: /s/ PHILIP J. ABLOVE
                                              --------------------------------
                                           Name:  Philip J. Ablove
                                           Title: Vice President


                                           PIONEER CHLOR ALKALI COMPANY, INC.


                                           By: /s/ PHILIP J. ABLOVE
                                              --------------------------------
                                           Name:  Philip J. Ablove
                                           Title: Vice President


                                           IMPERIAL WEST CHEMICAL CO.


                                           By: /s/ PHILIP J. ABLOVE
                                              --------------------------------
                                           Name:  Philip J. Ablove
                                           Title: Vice President


                                           ALL-PURE CHEMICAL CO.


                                           By: /s/ PHILIP J. ABLOVE
                                              --------------------------------
                                           Name:  Philip J. Ablove
                                           Title: Vice President

                                           BLACK MOUNTAIN POWER COMPANY

                                           By: /s/ PHILIP J. ABLOVE
                                              --------------------------------
                                           Name:  Philip J. Ablove
                                           Title: Vice President


                                           ALL PURE CHEMICAL NORTHWEST, INC.


                                           By: /s/ PHILIP J. ABLOVE
                                              --------------------------------
                                           Name:  Philip J. Ablove
                                           Title: Vice President


                                           PIONEER CHLOR ALKALI INTERNATIONAL,
                                             LTD.


                                           By: /s/ PHILIP J. ABLOVE
                                              --------------------------------
                                           Name:  Philip J. Ablove
                                           Title: Vice President


                                           G.O.W. CORPORATION


                                           By: /s/ PHILIP J. ABLOVE
                                              --------------------------------
                                           Name:  Philip J. Ablove
                                           Title: Vice President


                                           PIONEER (EAST), INC.


                                           By: /s/ KENT R. STEPHENSON
                                              --------------------------------
                                           Name:   Kent R. Stephenson
                                           Title:  President

                                           T.C. HOLDINGS, INC.

                                           By: /s/ PHILIP J. ABLOVE
                                              --------------------------------
                                           Name:  Philip J. Ablove
                                           Title: Vice President




                                           T.C. PRODUCTS, INC.


                                           By: /s/ PHILIP J. ABLOVE
                                              --------------------------------
                                           Name:  Philip J. Ablove
                                           Title: Vice President


Accepted as of the date hereof:

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

SALOMON BROTHERS INC

By:  DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION


By: /s/ PETER BACON
   --------------------------------
   Name:  Peter Bacon
   Title: Managing Director

                                                                      SCHEDULE 1


                             Subsidiary Guarantors



Pioneer Americas, Inc.
Pioneer Chlor Alkali Company, Inc.
Imperial West Chemical Co.
All-Pure Chemical Co.
Black Mountain Power Company
All Pure Chemical Northwest, Inc.
Pioneer Chlor Alkali International, Ltd.
G.O.W. Corporation
Pioneer (East), Inc.
T.C. Holdings, Inc.
T.C. Products, Inc.